Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
(13)	Commitments and Contingencies
From time to time the Company may be party to various claims in the normal course of business. Legal fees and other costs associated with such actions are expensed as incurred. The Company assesses the need to record a liability for litigation and loss contingencies. Reserve estimates are recorded when and if it is determined that a loss related to certain matters is both probable and reasonably estimable. No material losses were recorded for 2021 and 2020.
Future minimum payments for contractual commitments related to purchase obligations as of December 31, 2021 were as follows:

Purchase obligation
Year ending December 31,
2022	$52,599
2023	62,780
2024	62,430
2025	63,958
2026	27,083
Thereafter	—

Total	$268,850